UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2006

ATLANTIC TELE-NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

10 Derby Square

Salem, Massachusetts 01970

(Address of principal executive offices and zip code)

(978) 745-8106

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

The information contained in Item 5.02 is incorporated herein by reference.

Item 2.02                                             Results of Operations and Financial Condition.

On May 1, 2006, Atlantic Tele-Network, Inc. (the “Company”) issued a press release announcing financial results for the three months ended March 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 26, 2006, the Company issued a press release announcing the appointment of Justin D. Benincasa, as its Chief Financial Officer and Treasurer. Mr. Benincasa’s appointment fills a vacancy in that position created on January 1, 2006 when the Company’s former Chief Financial Officer and Treasurer, Michael T. Prior, was appointed President and Chief Executive Officer. Mr. Benincasa will join the Company on May 3, 2006.

Prior to joining the Company, Mr. Benincasa, 44, was a principal and senior financial executive at Windover Development, LLC since 2004. From 1998 to 2004, he was Executive Vice President of Finance and Administration at American Tower Corporation, a leading wireless and broadcast communications infrastructure company, where he managed finance and accounting, treasury, IT, tax, lease administration and property management. Prior to that, he was Vice President and Corporate Controller at American Radio Systems Corporation and held senior accounting and finance positions at American Cablesystems Corporation. Mr. Benincasa holds an M.B.A. degree from and Bentley College and a B.A. degree from the University of Massachusetts.

Pursuant to an offer letter dated April 24, 2006 entered into between the Company and Mr. Benincasa, Mr. Benincasa will receive an annual base salary of $210,000. In addition, Mr. Benincasa will be eligible to receive an annual performance bonus targeted at 50% of his base salary, with the actual amount of such bonus, if any, to be determined by the Compensation Committee of the Board of Directors in its sole discretion. Subject to the approval of the Company’s Board of Directors, which is currently expected to be granted on May 17, 2006, Mr. Benincasa will also receive 10,000 shares of restricted Common Stock of the Company and options to purchase 35,000 shares of Common Stock at the then current fair market value. The shares of restricted stock and the options are expected to vest over three and four years, respectively, subject to acceleration upon a change of control. Mr. Benincasa will also be entitled to participate in the Company’s medical, dental, 401(k) and other standard benefit plans generally available to Company employees.

A copy of the Company’s press release is furnished herewith as Exhibit 99.2.

Item 9.01                                             Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of the Company dated May 1, 2006
99.2	Press release of the Company dated April 26, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC TELE-NETWORK, INC.

	By:	/s/ MICHAEL T. PRIOR
President and Chief Executive Officer

Dated: May 2, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release of the Company dated May 1, 2006
99.2	Press release of the Company dated April 26, 2006